Exhibit 99.1

XL Fleet Confirms Changes to Warrant Accounting Treatment Following SEC Statement

BOSTON, May 11, 2021 – XL Fleet Corp. (NYSE: XL) (“XL Fleet” or the “Company”), a leading provider of fleet electrification solutions for commercial vehicles in North America, today announced that, following a statement published by the Staff of the U.S. Securities and Exchange Commission on April 12, 2021 regarding the accounting and reporting of warrants issued by special purpose acquisition companies, the consolidated financial statements as of and for the year ended December 31, 2020 included in the Company’s Annual Report on Form 10-K filed on March 31, 2021 should be restated.

The restatement will be isolated to this change in accounting treatment, which the Company believes also applies to a significant number of companies, and has no impact on historical or forward-looking cash flow and operations of the Company. Additionally, the Company believes that the change in the accounting treatment of the warrants will have no effect on XL Fleet’s current and future business operations, competitive position or business strategy.

The restatement pertains to the accounting treatment for both public and private placement warrants that were outstanding at the time of the business combination between a wholly-owned subsidiary of Pivotal Investment Corporation II and XL Hybrids, Inc. that occurred on December 21, 2020.

As a result of the restatement, these warrants which had previously been accounted for as equity, will be accounted for as liabilities. The Company therefore expects to recognize incremental non-cash non-operating expense in its Statement of Operations of approximately $25 million to $45 million for the year ended December 31, 2020. The Company expects that there will be no impact to its historically reported cash, or cash flows from operating, investing or financing activities. These estimates are unaudited, preliminary, and subject to change as management completes the restatement.

About XL Fleet

XL Fleet is a leading provider of fleet electrification solutions for commercial vehicles in North America, with more than 150 million miles driven by customers such as The Coca-Cola Company, Verizon, Yale University and the City of Boston. XL Fleet’s hybrid and plug-in hybrid electric drive systems can increase fuel economy up to 25-50 percent and reduce carbon dioxide emissions up to 20-33 percent, decreasing operating costs and meeting sustainability goals while enhancing fleet operations. XL Fleet’s plug-in hybrid electric drive system was named one of TIME magazine's best inventions of 2019. For additional information, please visit www.xlfleet.com.

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the restatement. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to further changes in or developments regarding accounting guidance regarding warrants; adjustments to the estimates and ranges shared in this press release following review by the Company’s independent auditors; failure to realize the anticipated benefits from the business combination; the effects of pending and future legislation; the highly competitive nature of the Company’s business and the commercial vehicle electrification market; litigation, complaints, product liability claims and/or adverse publicity; cost increases or shortages in the components or chassis necessary to support the Company’s products and services; the introduction of new technologies; the impact of the COVID-19 pandemic on the Company’s business, results of operations, financial condition, regulatory compliance and customer experience; the potential loss of certain significant customers; privacy and data protection laws, privacy or data breaches, or the loss of data; general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability to convert its sales opportunity pipeline into binding orders; risks related to the rollout of the Company’s business and the timing of expected business milestones; the effects of competition on the Company’s future business; the availability of capital; and the other risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed on March 31, 2021 and other documents that the Company files with the SEC in the future. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof and the Company specifically disclaims any obligation to update these forward-looking statements.

Investor Contact:

xlfleetIR@icrinc.com

Media Contact:

PR@xlfleet.com